Order No.
Escrow No.
Loan No.


When Recorded Mail To:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attn:  T. Morell
--------------------------------------------------------------------------------
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE

                    DEED OF TRUST WITH ASSIGNMENT OF RENTS
             (This Deed of Trust contains an acceleration clause)

THIS DEED OF TRUST, made June 18, 2001, between Brian E. Firestone and Kathleen
D. Firestone, herein called TRUSTOR, whose address is 8 Vineyard Way, Kentfield, CA 94904, FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called TRUSTEE, and eMachines, Inc., A Delaware Corporation, herein called BENEFICIARY,

WITNESSETH: That Trustor grants to Trustee in Trust, with Power of Sale, that property in the County of Marin, State of California, described as:

See Exhibit A, attached hereto and made a part hereof, for Legal Description together with the rents, issues and profits thereof, subject, however, to the right, power and authority given to and conferred upon Beneficiary to collect and apply such rents, issues and profits, for the purpose of securing (1) payment of the sum of $350,000 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein and (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book and



                          (continued on reverse side)
at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:

COUNTY           BOOK  PAGE    COUNTY       BOOK    PAGE  COUNTY            BOOK       PAGE  COUNTY        BOOK   PAGE
Alameda          1288     556  Kings           858   713  Placer                1028    379  Sierra          38    187
Alpine              3  130-31  Lake            437   110  Plumas                 166   1307  Siskiyou       506    762
Amador            133     438  Lassen          192   367  Riverside             3778    347  Solano        1287    621
Butte            1330     513  Los Angeles  T-3878   874  Sacramento            5039    124  Sonoma        2067    427
Calaveras         185     338  Madera          911   136  San Benito             300    405  Stanislaus    1970     56
Colusa            323     391  Marin          1849   122  San Bernardino        6213    768  Sutter         655    585
Contra Costa     4684       1  Mariposa         90   453  San Francisco        A-804    596  Tehama         457    183
Del Norte         101     549  Mendocino       667    99  San Joaquin           2855    283  Trinity        108    595
El Dorado         704     635  Merced         1660   753  San Luis Obispo       1311    137  Tulare        2530    108
Fresno           5052     623  Modoc           191    93  San Mateo             4778    175  Tuolumne       177    160
Glenn             469      76  Mono             69   302  Santa Barbara         2065    881  Ventura       2607    237
Humboldt          801      83  Monterey        357   239  Santa Clara           6626    664  Yolo           769     16
Imperial         1189     701  Napa            704   742  Santa Cruz            1638    607  Yuba           398    693
Inyo              165     672  Nevada          363    94  Shasta                 800    633
Kern             3756     690  Orange         7182    18  San Diego         SERIES 5 Book 1964, Page 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B (identical in all counties, and printed on pages 3 and 4 hereof), are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.

If the Trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.

See Rider to Deed of Trust, attached hereto and made a part hereof, for additional terms and conditions.


                        }                        Signature of Trustor
STATE OF CALIFORNIA     } ss.
COUNTY OF Orange        }
          --------------
On June 19, 2001                     before me,
   ---------------------------------
                                                 /s/ Brian E. Firestone
                                                 ----------------------
    Jennifer Lee                                 Brian E. Firestone
------------------------------------,
personally appeared Brian Firestone              /s/ Kathleen Firestone By Brian
                    ----------------             -------------------------------
                                                 Firestone
                                                 ---------
                                                 Her Attorney In Fact.
____________________________________             --------------------
personally known to me (or proved to me on       Kathleen D. Firestone
the basis of satisfactory evidence) to be
the person(s) whose name(s) is/are
subscribed to the within instrument and
acknowledged to me that he/she/they executed
the same in his/her/their authorized             [official notarial seal here]
capacity(ies), and that by his/her/their
signature(s) on the instrument the person(s)
or the entity upon behalf of which the
person(s) acted, executed the instrument.

WITNESS my hand and official seal.              (This area for official notarial
                                                             seal)
Signature /s/ Jennifer Lee
          --------------------------

                                 DO NOT RECORD

     The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

A.   To protect the security of this Deed of Trust, Trustor agrees:

     (1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of sold property may be reasonably necessary, the specific enumerations herein not excluding the general.

     (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

     (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

     (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.   It is mutually agreed:

     (1) That any award of damages in connection with any condemnation for public use of or injury to sold property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such monies received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

     (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

     (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

     (4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

     (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

     After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having

                          (continued on reverse side)
been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expanded under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

     (8) That this Deed applies to, inures as to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

     (9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE
-------------

TO FIRST AMERICAN TITLE INSURANCE COMPANY, TRUSTEE:

     The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owning to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designed by the terms of said Deed of Trust, all the estate now held by you under the same.

Dated ___________________

                                                    __________________________
                                                    __________________________

Please mail Deed of Trust
Note and Reconveyance to _____________________________________________________

(Do not loss or destroy this Deed of Trust OR THE NOTE which it secures. Both
-----------------------------------------------------------------------------
must be delivered to the Trustee for cancellation before reconveyance will be
-----------------------------------------------------------------------------
made.
----

------------------------------------------------------------------------------

                                 DEED OF TRUST

                              WITH POWER OF SALE


                                    [LOGO]


                                First American
                                Title Insurance
                                    Company

                                    Trustee

------------------------------------------------------------------------------

                                  EXHIBIT "A"

     Lot 248, as shown on that certain Map entitled, "Map of Kent Woodlands Subdivision No. Six, Marin County, California", recorded January 15, 1947 in Book 6 of Maps at Page 23, Marin County Records.

     Assessor's Parcel No. 074-261-04

                                      -8-